Exhibit 99.1

Sunlight Financial Reports Fourth Quarter and Full-Year 2021 Results

- 2021 Funded Loan Volume up 72% to $2.5 Billion -
- 2021 Total Revenue up 73% to $120.6 Million -
- GAAP Net Loss in 2021 of $(241.0) Million -
- 2021 Adjusted EBITDA up 121% to $52.9 Million -

NEW YORK, N.Y. and CHARLOTTE, N.C. – March 29, 2022 – Sunlight Financial Holdings Inc. (“Sunlight Financial”, "Sunlight" or the “Company”) (NYSE: SUNL), a premier, technology-enabled point-of-sale financing company, today provided financial results for the fourth quarter and full year ended December 31, 2021.

“2021 was a momentous year for Sunlight Financial as we delivered outstanding year-over-year growth," said Matt Potere, Chief Executive Officer of Sunlight. "Despite various challenges in the residential solar space and broader market, we executed on our growth plan, adding 433 new contractors, facilitating loans for 70,938 borrowers, and growing average solar loan balances to $41,983 by the end of the year. We also leveraged our strong capital provider relationships to improve our platform fee margins, leading to significant improvement in the second half of the year and resulting in a Total Platform Fee Percentage of 5.3% in the fourth quarter of 2021."

"In 2022, we will build on our success by focusing on the pillars that make Sunlight a leading point-of-sale finance platform," added Potere. "Sunlight's industry-leading credit quality earns the trust of capital providers, increasing our access to attractive and low-cost capital, ultimately enabling us to offer attractive pricing and diverse products to our contractors. This virtuous cycle drives our scalable, capital-light, cash-generative business model and positions Sunlight for continued success this year and for years to come."

Full-Year 2021 Key Financial Metrics

•Total Funded Loans of $2.5 billion, up 72% from the prior year
•Total Revenue of $120.6 million, a 73% increase from the prior year
•GAAP Net Loss of $(241.0) million, relative to GAAP Net Income of $10.6 million in the prior year, driven by non-cash business combination-related accounting and a material write-down in the fourth quarter of business combination-related goodwill
•Adjusted EBITDA of $52.9 million, a 121% increase from $24.0 million in the prior year
•Adjusted EBITDA Margin of 43.9%, up materially from 34.4% in the prior year
•Total Platform Fee Percentage of 4.4% and Solar Direct Channel Platform Fee Margin of 5.1% compared with 4.7% and 5.3%, respectively, in the prior year
•Free Cash Flow of $44.3 million and a 84% Adjusted EBITDA to Free Cash Flow conversion rate, relative to Free Cash Flow of $9.0 million and a 37.6% conversion rate in the prior year
•Cash and cash equivalents at December 31, 2021, of $91.9 million, relative to $49.6 million at December 31, 2020

Fourth Quarter 2021 Key Financial Metrics

•Total Funded Loans of $638 million, compared with $636 million in the prior-year period

•Total Revenue of $36.6 million, a 27% increase from the prior-year period
•GAAP Net Loss of $(226.7) million, relative to GAAP Net Income of $7.3 million in the prior-year period, driven by non-cash business combination-related accounting and a material write-down of business combination-related goodwill in the fourth quarter of 2021
•Adjusted EBITDA of $18.5 million, an 18% increase from $15.7 million in the prior-year period
•Adjusted EBITDA Margin of 50.6% compared with 54.4% from the prior-year period
•Total Platform Fee Margin of 5.3% (up from 4.8% in the prior-year period) and Solar Direct Channel Platform Fee Margin of 5.7% (up from 4.9% in the prior-year period)

A reconciliation between historical GAAP and non-GAAP information is provided in the tables below.
Full-Year 2022 Outlook

The company is initiating 2022 guidance ranges for the following key metrics:

▪Full-Year Funded Loan Volume of $2.9 - $3.1 billion
▪First Quarter 2022 Funded Loan Volume between $580 and $590 million
▪Full-Year Total Revenue of $145 - $155 million
▪Full-Year Adjusted EBITDA of $55 - $60 million

The company does not intend to regularly provide quarterly funded loan volume guidance but considers it useful for the first quarter of 2022 given the timing of this release and the impacts of normal seasonality, as well as the Omicron variant, on first quarter 2022 funded volume.

Conference Call Information
Sunlight will host a conference call and webcast to discuss its fourth quarter and full year 2021 financial and operational results and business outlook at 5:00 PM ET today, March 29, 2022. The conference call will be webcast live from the Company's investor relations website at ir.sunlightfinancial.com. A replay will be available on the investor relations website following the call.
Earnings Presentation

A supplemental earnings presentation is available at ir.sunlightfinancial.com. Additional information is available in the Form 10-K, which Sunlight filed with the SEC on March 29, 2022.

About Sunlight Financial

Sunlight is a premier, technology-enabled point-of-sale finance company. Sunlight partners with contractors nationwide to provide homeowners with financing for the installation of residential solar systems and other home improvements. Sunlight’s best-in-class technology and deep credit expertise simplify and streamline consumer finance, ensuring a fast and frictionless process for both contractors and homeowners. For more information, visit www.sunlightfinancial.com.

Media Contacts:
Investor Relations
Lucia Dempsey
investors@sunlightfinancial.com
888.315.0822

Public Relations
media@sunlightfinancial.com

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. Forward-looking statements may generally be identified by the use of words such as “could,” “should,” “would,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “continue,” or the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sunlight disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Sunlight cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sunlight. Such risks and uncertainties include, among others: risks relating to the uncertainty of the projected operating and financial information with respect to Sunlight; risks related to Sunlight’s business and the timing of expected business milestones or results; global supply chain shortages, competition for skilled labor, and permitting delays; the effects of competition and regulatory risks, and the impacts of changes in legislation or regulations on Sunlight’s future business; the expiration, renewal, modification or replacement of the federal solar investment tax credit, rebates and other incentives; the effects of the COVID-19 pandemic on Sunlight’s business or future results; Sunlight’s ability to sustain profitability and to attract and retain its relationships with third parties, including Sunlight’s capital providers and solar contractors; changes in the retail prices of traditional utility generated electricity; the availability of solar panels, batteries and other components and raw materials; and such other risks and uncertainties discussed in the “Risk Factors” section of Sunlight’s Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 29, 2022, and other documents of Sunlight filed, or to be filed, with the SEC. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Sunlight’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Non-GAAP Financial Measures

Some of the operating and financial information and data contained in this press release, such as Total Revenue, Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Sunlight believes these non-GAAP measures of financial and business results provide useful information to management and the reader regarding certain financial and business trends relating to Sunlight’s financial condition and results of operations. Sunlight further believes that the use of these non-GAAP financial and business measures provides an additional tool for use in evaluating projected operating results and trends and in comparing Sunlight’s financial and operating measures with other similar companies, many of which present similar non-GAAP financial and operating measures to their investors and potential investors. While Adjusted EBITDA, in particular, is relevant and widely used across industries and in the industries in which Sunlight participates, they may contain or exclude adjustments, exclusions and one-time items that third parties may or may not adjust for in connection with such measure, and such measure should not be considered an alternative to any GAAP measures in evaluating the profitability of an investment in, or whether to invest in or consummate a transaction involving, Sunlight. The principal limitation of the Adjusted EBITDA non-GAAP financial measure is that it excludes significant items of income and expense that are required by GAAP to be recorded in Sunlight’s financial statements. In addition, it is subject to inherent limitations as it reflects the exercise of judgment by Sunlight’s management about which items of income and expense are excluded or included in determining this non-GAAP financial measure. The Adjusted EBITDA non-GAAP financial measure and other metrics used herein, including Adjusted EBITDA Margin, should not be relied on or considered an alternative to any GAAP measures or other measures related to the liquidity, financial condition or financial results of Sunlight. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release.

SUNLIGHT FINANCIAL HOLDINGS INC.
CONSOLIDATED BALANCE SHEETS

dollars in thousands	December 31, 2021	December 31, 2020

Assets
Cash and cash equivalents	$91,882	$49,583
Restricted cash	2,018	3,122
Advances	66,839	35,280
Financing receivables	4,313	5,333
Goodwill	445,756	—
Intangible assets, net	365,839	4,533
Property and equipment, net	4,069	1,192
Other assets	21,531	7,030
Total Assets	$1,002,247	$106,073

Liabilities and Equity

Liabilities
Accounts payable and accrued expenses	$23,386	$15,782
Funding commitments	22,749	18,386
Debt	20,613	14,625
Distributions payable	—	7,522
Deferred tax liabilities	36,686	—
Warrants, at fair value	19,007	5,643
Other liabilities	843	1,502
Total liabilities	$123,284	$63,460

Temporary Equity	—	664,516

Stockholders' Equity
Other ownership interests' capital (predecessor)	—	1,439
Class A Common Stock	9	—
Additional paid-in capital	764,366	—
Accumulated deficit	(186,022)	(623,342)
Total Capital	578,353	(621,903)
Treasury stock, at cost	(15,535)	—
Total Stockholders' Equity	562,818	(621,903)
Noncontrolling interests in consolidated subsidiaries	316,145	—
Total Equity	878,963	(621,903)

Total Liabilities and Equity	$1,002,247	$106,073

SUNLIGHT FINANCIAL HOLDINGS INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

dollars in thousands	For the Three Months Ended December 31,		For the Year Ended December 31,
	2021	2020	2021	2020
Revenue	$35,154	$29,045	$114,738	$69,564
Costs and Expenses				—
Cost of revenues (exclusive of items shown separately below)	5,032	4,996	20,429	13,711
Compensation and benefits	12,214	6,703	62,158	26,174
Selling, general, and administrative	4,089	1,079	10,869	3,806
Property and technology	1,586	1,150	5,878	4,304
Depreciation and amortization	22,848	801	45,077	3,231
Goodwill impairment	224,701	—	224,701	—
Provision for losses	963	562	2,389	1,350
Management fees to affiliate	—	100	204	400
Total Costs and Expenses	271,433	15,391	371,705	52,976
Operating income (loss)	(236,279)	13,654	(256,967)	16,588

Other Income (Expense), Net				—
Interest income	72	150	411	520
Interest expense	(263)	(237)	(1,158)	(829)
Change in fair value of warrant liabilities	12,467	(5,444)	17,079	(5,510)
Change in fair value of contract derivatives, net	149	589	(24)	1,435
Realized gains on contract derivatives, net	1,489	(188)	5,858	103
Other realized losses, net	—	(171)	—	(171)
Other income (expense)	(121)	(220)	435	(634)
Business combination expenses	(1,987)	(880)	(10,091)	(878)
Total Other Income (Expense), Net	11,806	(6,401)	12,510	(5,964)
Net Income (Loss) Before Income Taxes	(224,473)	7,253	(244,457)	10,624
Income tax benefit (expense)	(2,180)	NA	3,504	—
Net Income (Loss)	(226,653)	7,253	(240,953)	10,624
Noncontrolling interests in loss of consolidated subsidiaries	78,511	—	87,528	—
Net Income (Loss) Attributable to Class A Shareholders	$(148,142)	$7,253	$(153,425)	$10,624

Loss Per Class A Share
Net loss per Class A share
Basic	$(1.75)		$(1.81)
Diluted	$(1.13)		$(1.17)
Weighted average number of Class A shares outstanding
Basic	84,824,109		84,824,109
Diluted	131,146,326		131,146,326

SUNLIGHT FINANCIAL HOLDINGS INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended December 31,
	2021	2020
Cash Flows From Operating Activities
Net income (loss)	$(240,953)	$10,624
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	45,171	3,338
Goodwill impairment	224,701	—
Provision for losses	2,389	1,350
Change in fair value of warrant liabilities	(17,079)	5,510
Change in fair value of contract derivatives, net	24	(1,435)
Other expense (income)	(435)	634
Share-based payment arrangements	29,664	126
Deferred income tax expense (benefit)	(5,524)	—
Increase (decrease) in operating capital:
Increase in advances	(31,533)	(17,877)
Decrease (increase) in due from affiliates	—	—
Decrease (increase) in other assets	(14,238)	(3,000)
Increase (decrease) in accounts payable and accrued expenses	(1,149)	6,918
Increase (decrease) in funding commitments	4,363	(1,123)
Increase (decrease) in other liabilities	390	(40)
Net cash provided by (used in) operating activities	(4,209)	5,025

Cash Flows From Investing Activities
Return of investments in loan pool participation and loan principal repayments	1,542	1,316
Payments to acquire loans and participations in loan pools	(1,886)	(2,839)
Payments to acquire property and equipment	(4,502)	(3,280)
Payments to acquire Sunlight Financial LLC, net of cash acquired	(304,570)	—
Net cash used in investing activities	(309,416)	(4,803)

Cash Flows From Financing Activities
Proceeds from borrowings under line of credit	20,746	8,713
Repayments of borrowings under line of credit	(14,758)	(5,899)
Proceeds from issuance of private placement	250,000	—
Payments of stock issuance costs	(19,618)	—
Payments for share-based payment tax withholding	(26,424)	—
Payment of capital distributions	(7,522)	(1,987)
Payment of debt issuance costs	(491)	—
Net cash provided by (used in) financing activities	201,933	827

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(111,692)	1,049

Cash, Cash Equivalents, and Restricted Cash, Beginning of Period	52,705	51,656

Cash, Cash Equivalents, and Restricted Cash, End of Period	$93,900	$52,705

RECONCILIATION OF GAAP MEASURES TO ADJUSTED FINANCIAL MEASURES

TOTAL REVENUE, ADJUSTED EBITDA AND FREE CASH FLOW RECONCILIATIONS

	For the Three Months Ended December 31,		For the Year Ended December 31,
dollars in thousands	2021	2020	2021	2020
GAAP Revenue	$35,154	$29,045	$114,738	$69,564
(+) Realized gain on contract derivatives, net	1,489	(188)	5,858	103
Total Revenue	$36,643	$28,857	$120,596	$69,667

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2021	2020	2021	2020
Net Income (Loss)	$(226,653)	$7,253	$(240,953)	$10,624
Amortization of Business Combination intangibles	22,693	—	43,152	—
Accelerated postcombination compensation expense	—	—	20,979	—
Non-cash change in financial instruments	(12,471)	5,075	(17,492)	4,709
Intangible impairment	224,701	—	224,701	—
Expenses from the Business Combination	1,987	880	10,091	878
Adjusted Net Income (Loss)	$10,257	$13,208	$40,478	$16,211
Depreciation and amortization	$155	$801	1,925	$3,231
Interest expense	263	237	1,158	829
Income tax expense (benefit)	2,180	—	(3,504)	—
Equity-based compensation	4,825	14	8,685	126
Fees paid to brokers	867	1,434	4,162	3,561
Adjusted EBITDA	$18,547	$15,694	$52,904	$23,958
Interest expense	$(263)	$(237)	$(1,158)	$(829)
Income tax expense (benefit)	(2,180)	—	3,504	—
Fees paid to brokers	(867)	(1,434)	(4,162)	(3,561)
Expenses from the Business Combination	(1,987)	(880)	(10,091)	(878)
Provision for losses	963	562	2,389	1,350
Changes in operating capital and other	15,143	3,667	(47,595)	(15,015)
Net Cash Provided by (Used in) Operating Activities	$29,356	$17,372	$(4,209)	$5,025
Capital expenditures	$(1,313)	$(747)	$(3,168)	$(3,280)
Changes in advances, net of funding commitments	(6,232)	7,552	28,969	19,000
Changes in restricted cash	241	(511)	1,718	(1,193)
Payments of Business Combination costs	802	—	8,319	—
Other changes in working capital	(7,328)	(11,089)	12,720	(10,552)
Free Cash Flow	$15,526	$12,577	$44,349	$9,000

Adjusted Net Income (Loss)	$10,257	$13,208	$40,478	$16,211

Adjusted Net Income (Loss) per Class A Share, Diluted	$0.08		$0.31